AMENDMENT TO
                             NOTE PURCHASE AGREEMENT

     AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of November 16, 1998, among Q-Med, Inc., a Delaware corporation (the "Company"), and Galen Partners III, L.P., a Delaware limited partnership, Galen Partners International III, L.P., a Delaware limited partnership, and Galen Employee Fund III, L.P., a Delaware limited partnership (collectively, the "Purchaser").

     WHEREAS, the parties have heretofore entered into that certain Note Purchase Agreement dated as of December 18, 1997 (the "Note Purchase Agreement") whereby, inter alia, the Purchaser purchased from the Company 8.00% Subordinated Convertible Notes due December 18, 2002 in the aggregate original principal amount of $2,000,000 (the "Notes");

     WHEREAS, subject to the terms and conditions specified in that certain Common Stock Purchase Agreement entered into as of the date hereof between the Company and certain investors including the Purchaser (the "Stock Purchase Agreement"), the Purchaser has agreed to purchase from the Company, and the Company has agreed to issue and sell to the Purchaser, shares of the Common Stock, $.001 par value per share (the "Shares"), of the Company, and the Purchaser has agreed to surrender a portion of the Notes in exchange for the issuance of certain of the Shares;

     WHEREAS, subject to the terms and conditions specified in that certain Option Agreement entered into as of the date hereof between the Company, the Purchaser and certain other holders of the Shares of Common Stock (the "Option Agreement"), the Company has agreed to purchase Shares from the Purchaser under certain conditions;

     WHEREAS, in consideration of, and as a material inducement to, the agreement of the Purchaser to surrender a portion of the Notes and to enter into the transactions contemplated under the Stock Purchase Agreement, the Company has agreed to provide to the Purchaser the benefit of certain collateral security to secure the payment by the Company of the remaining Notes to be held by the Purchaser following consummation of the transactions under the Stock Purchase Agreement, to secure the performance by the Company of its obligations to the Purchaser under the Option Agreement, and to issue to the Purchaser an aggregate of 500,000 warrants to purchase shares of Common Stock pro rata according to the principal amounts of the original Notes held by the respective Purchasers;





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     WHEREAS, the parties hereto desire to amend the Note Purchase Agreement as hereinafter set forth in order to reflect the foregoing amendments and other agreements of the parties;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Note Purchase Agreement as set forth below.

     1. Definitions. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings for such terms as set forth in the Note Purchase Agreement. In addition, Section 12 of the Note Purchase Agreement shall be amended to add or amend the following defined terms:

         "Accounts" and Accounts Receivable" shall include, without limitation, "accounts" as defined in the UCC, and also all: accounts, accounts receivable, credit card receipts, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all Inventory which gave rise thereto, and all rights associated with such Inventory; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

         "Equipment" shall include, without limitation, "equipment" as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of any of the Company's or any Subsidiary's business, and any and all accessions, additions thereto, and substitutions therefor.

         "General Intangibles" shall mean "general intangibles" as defined in the UCC.

         "Indebtedness" shall mean, with respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind (excluding, however, payments or advances received in connection with the sale of the Company's disease management services, referred to as "Disease Management Payments"), (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person including sale leasebacks, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers, Disease Management Payments, deferred Warranty revenue and similar accrued liabilities incurred in the




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ordinary course of business and paid or discharged in a manner consistent with prior practice), (v), all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed,
(vi) all Capitalized Lease Obligations of such Person, (vii) all Guarantees of such Person (excluding, however, those guarantees related to the performance of the Company's disease management services), (viii) all obligations (including but not limited to reimbursement obligations) relating to the issuance of letters of credit for the account of such Person, (ix) all obligations arising out of foreign exchange contracts, and (x) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

         "Initial Conversion Price" shall mean the average of the closing prices of a share of Common Stock for the 10 Trading Days following the date hereof as certified by the Chief Financial Officer of the Company. For purposes of this definition, the closing price per share of Common Stock shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the transaction reporting system applicable to securities designated as a "national market system security" or "small cap market security" on NASDAQ.

         "Inventory" shall include, without limitation, "inventory" as defined in the UCC and also all: goods, wares, merchandise, raw materials, work in process, finished goods, and all packaging, advertising, and shipping materials and documents related to any of the foregoing, and all labels, and other devices, names or marks affixed or to be affixed thereto for identifying or selling the same, and other personal property of every description held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Company or any Subsidiary, or used or consumed or to be used or consumed in the Company's or any Subsidiary's business, and all goods of said description which are in transit, and all returned, repossessed and rejected goods of said description, and all such goods of said description which are detained from or rejected for entry into the United States, and all documents (whether or not negotiable) which represent any of the foregoing.

         "Proceeds" include, without limitation, "Proceeds" as defined in the UCC and each type of property described in Section 6A.1.




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         "UCC" shall mean the Uniform Commercial Code as presently in effect in the State of New Jersey.

     2. Surrender and Exchange of Notes. (a) At and upon the closing of the transactions contemplated under the Stock Purchase Agreement, the Purchaser shall surrender to the Company Notes in an aggregate principal amount of $2,000,000 (plus all accrued and unpaid interest on the Notes from the date of issuance thereof to the date of such closing) in exchange for (i) the issuance by the Company of certain shares of the Common Stock, all in accordance with the terms and provisions as specified in the Stock Purchase Agreement, and (ii) the new Notes described below. Upon surrender for exchange of the Notes, the Company shall execute and deliver, at its expense, new Notes registered in the names of Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P., in an aggregate principal amount of $950,000; such new Notes to be issued to the payees thereof in the respective principal amounts in the same proportion as the original Notes.

     (b) As an additional inducement for the Purchaser to enter into this Amendment, the Company, at and upon the closing of the transactions contemplated by the Stock Purchase Agreement, will issue and deliver at its expense, warrants substantially in the form annexed hereto as Exhibit I to purchase an aggregate of 500,000 shares of Common Stock to the payees of the Notes in the respective principal amounts as the original Notes without the payment of any consideration therefor.

     3.  Amendments to Note Purchase Agreement.

         Subject to Section 5 hereof, the Note Purchase Agreement is hereby amended as set forth below:

         I. Section 6.3 is hereby amended to reflect a change in the interest rate payable on the Notes from 8.00% to 16.00% per annum effective on the date of issuance of the new Notes described in Section 2.

         II. New Section 6A is added to the Note Purchase Agreement to read in full as follows:

         6A.  Grant of Security Interest

         6A.1. Grant of Security Interest. (a) as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the obligations of the Company under the Notes and such obligations owed to the Purchaser under the Option Agreement, the Company hereby assigns, pledges and transfers to the Purchaser and hereby grants to the Purchaser a




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     continuing security interest in, and a lien upon, all of the Company's right, title and interest in, to and under the following (all of which being hereinafter referred to, collectively, as the "Collateral"):

                      (i)   All Accounts and Accounts Receivable;

                     (ii)   All Inventory;

                    (iii)   All General Intangibles;

                     (iv)   All Equipment; and

                      (v) All Proceeds and products of any or all of the foregoing.

                (b) The grant of the security interest herein shall continue in full force and effect applicable to all obligations of the Company under the Notes and such obligations owed to the Purchaser under the Option Agreement until all such obligations have been paid and/or satisfied in full.

         6A.2. Special Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as of the date hereof, as follows:

                (a) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of this Amendment to Note Purchase Agreement, or (ii) for the perfection of or the exercise by the Purchaser of its rights and remedies hereunder, except for such financing statements as may be filed in favor of the Purchaser relating to the security interest granted hereunder.

                (b) Except as reserved in the Company's financial statements, the Company has no knowledge of any impairment of the validity or collectibility of any of the Accounts of the Company or any Subsidiary and shall notify the Purchaser of any such fact promptly upon becoming aware of any such impairment.

                (c) Except for the security interest granted to the Purchaser hereunder, and as set forth on Schedule 6A.2 attached hereto, the Company is the separate and absolute owner of each item of the Collateral, free and clear of any and all mortgages,




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     liens, security interests, encumbrances, claims or rights of others.

                (d) Except as set forth in Schedule 6A.2 attached hereto, no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by the Company in favor of the Purchaser hereunder. The Company has not in the past and does not now conduct business under any name other than its registered corporate name.

                (e) The security interest granted herein constitutes a valid and enforceable first priority security interest in the Collateral in favor of the Purchaser, prior to all other liens, encumbrances, security interests, and rights of others, and is enforceable as such against creditors of and purchasers from the Company. All filings and other action necessary to protect and perfect such security interest in each item of the Collateral has been duly taken.

                (f) The place where the Company's records concerning the Accounts are kept is the principal office of the Company listed in
     Section 13.6 of the Note Purchase Agreement, and the Company will not change such location or remove such records until (i) the Company shall have given to the Purchaser not less than 60 days' prior notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Purchaser may reasonably request and (ii) with respect to such new location, the Company shall have taken all action reasonably satisfactory to the Purchaser to maintain the security interest in the Collateral intended to be granted hereby at all times fully perfected and in effect.

         6A.3. Special Covenants of the Company. The Company covenants that from and after the date hereof and for so long as any of the Notes are outstanding or the Purchaser shall retain rights under the Option
     Agreement:

                (a) At any time and from time to time, upon the written request of the Purchaser, and at the sole expense of the Company, the Company promptly and duly shall execute and deliver any and all such further instruments and documents and take such further action as the Purchaser reasonably may deem desirable in




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


     obtaining the full benefits of the security interest granted hereunder and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby. At the request of the Purchaser, the Company shall deliver to the Purchaser an opinion of the Company's legal counsel each year during the term of this Agreement opining as to the continued perfection of the lien and security interest granted herein. The Company also hereby authorizes the Purchaser to file any such financing or continuation statement without the signature of the Company to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged to the Purchaser, duly endorsed in a manner satisfactory to the Purchaser.

                (b) For the further security of the Purchaser, the Company agrees that the Purchaser shall have a special property interest in all of the Company's books and records pertaining to the Collateral and the Company shall provide access to any such books and records to the Purchaser or to its representatives for the purpose of examining the same (including taking extracts therefrom and making photocopies thereof) during normal business hours upon reasonable advance notice.

                (c) The Company will pay promptly when due, all taxes, assessments and governmental charges or levies imposed upon, or which at any time are or may become a lien, charge or encumbrance upon, the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against in accordance with generally accepted accounting principles.

                (d) The Company will not (i) create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien, security interest, encumbrance, claim or right, in or to the Collateral, other than the security interest created hereunder, and will defend




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


     the right, title and interest of the Purchaser in and to any of the Company's rights under the Collateral and in and to the Proceeds and products thereof against the claims and demands of all persons whomsoever, or (ii) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral.

                (e) The Company will advise the Purchaser promptly, in reasonable detail (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any material change in the nature or type of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interest created hereunder.

         6A.4.  Appointment of the Purchaser as Attorney-in-Fact.

                (a) Upon the occurrence and during the continuation of an Event of Default, the Company hereby irrevocably constitutes and appoints the Purchaser and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time in the Purchaser's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Purchaser the power and right, on behalf of the Company, without notice to or assent by the Company to do the following:

                      (i) to ask, demand, collect, receive and give acquittance and receipts for any and all moneys due and to become due under any Account, and, in the name of the Company or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Purchaser for the purpose of collecting any and all such moneys due under any Account whenever payable;




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



                      (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

                      (iii)(A) to direct any party liable for any payment under any of the Accounts to make payment of any and all moneys due and to become due thereunder directly to the Purchaser or as it shall direct;
         (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of the Accounts; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (E) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Purchaser may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Purchaser were the absolute owner thereof for all purposes, and to do, at the Purchaser's option and the Company's expense, at any time, or from time to time, all acts and things which the Purchaser deems necessary to protect, preserve or realize upon the Collateral and the Purchaser's security interest therein, in order to effect the intent of this Agreement.

         The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                (b) The powers conferred on the Purchaser hereunder are solely to protect the interests of the Purchaser in the Collateral and shall not impose any duty upon it to exercise any such powers. The Purchaser shall be accountable only for amounts that it actually receives in such capacity as a result of the exercise of such powers and neither it nor any of its members, partners, employees or agents shall be responsible to the Company for any act or failure to act, except for its own gross negligence or willful misconduct.




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                (c) The Company also authorizes the Purchaser, following the occurrence of an Event of Default, (i) to communicate in its own name with any party to an Account with regard to any matter relating thereto and (ii) to execute, in connection with the sale provided for in paragraph (b) of
     Section 6A.6. hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         6A.5. Performance by the Purchaser of the Company's Obligations. If the Company fails to perform or comply with any of its agreements contained herein and the Purchaser, as provided for by the terms hereof, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement), the expenses of the Purchaser incurred in connection with such performance or compliance, together with interest thereon at the annual default rate specified in Section 8.3 of the Note Purchase Agreement, shall be payable by the Company on demand and shall constitute obligations of the Company under the Notes secured hereby.

         6A.6.  Remedies, Rights Upon An Event of Default.

                (a) If an Event of Default shall occur and be continuing:

                      (i) All payments received by the Company under or in
                connection with any of the Collateral shall be held by them in trust for the Purchaser, shall be segregated from other funds of the Company and shall forthwith upon receipt by any of them, be turned over to the Purchaser, in the same form as received by it (duly endorsed to the Purchaser, if required); and

                      (ii) Any and all such payments so received by the
                Purchaser may, in the sole discretion of the Purchaser, be held by the Purchaser as collateral security for, and/or then or at any time thereafter applied in whole or in part by the Purchaser, against all or any part of the obligations of the Company under the Notes or under the Option Agreement in such order as the Purchaser shall elect. Any balance of such payments held by the Purchaser and remaining after payment in full of all such obligations shall be paid over to the Company.



                (b) If any Event of Default shall occur and be continuing, the Purchaser may exercise in addition to all other rights and remedies granted to it




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



         hereunder and in any other instrument or agreement securing, evidencing or relating to the obligations under the Notes or under the Option Agreement, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Company expressly agrees that in any such event the Purchaser, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Company or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive appropriation and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, at public or private sale or sales, at any place or time and at such prices and on such terms as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Purchaser shall have the right upon any such public sale or sales, and to the extent permitted by law, upon any such private sale or sales to purchase the whole or any part of said Collateral so sold, free of any right or equity or redemption in the Company, which right or equity is hereby expressly released. The Purchaser shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Purchaser hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the obligations under the Notes or under the Option Agreement, in such order as the Purchaser may elect, the Company remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Purchaser of any other amount required by any provision of law, need the Purchaser account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages, and demands against the Purchaser arising out of the collection, retention or sale of the Collateral. The Company agrees that the Purchaser need not give more than ten (10) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to the Company at its address set forth in Section 13.6 hereof) of the time and place of any public sale or of the time after which a private




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         sale may take place and that such notice is reasonable notification of such matters. The Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Purchaser is entitled, the Company also being liable for the reasonable fees of any attorneys employed by the Purchaser to collect such deficiency.

                (c) Nothing in this Agreement is intended, nor shall it be construed, to preclude the Purchaser from pursuing any other remedy provided by law for the collection of any or all of the obligations of the Company under the Notes or under the Option Agreement or for the recovery of any other sum to which the Purchaser may be or becomes entitled in connection with a breach of the Note Purchase Agreement or the Option Agreement.

                (d) The Company hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with any Collateral.

         6A.7. Limitation on Duty of the Purchaser in Respect of Collateral. Beyond the safe custody thereof, the Purchaser shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior partes or any other rights pertaining thereto.

         III. Section 7.1 is hereby amended by designating the existing provision as paragraph (a), deleting the sum of $3,000,000 therefrom and inserting the sum of $1,000,000 in its place, and adding a new paragraph
     (b) to read in full as follows:

                (b) The Company will not, either alone or together with its Subsidiaries, incur, create or permit to exist at any time outstanding expenses relating to leases of any kind and accounts payable of any kind of more than $900,000 in the aggregate.

         IV. Section 7.14 is hereby amended by adding paragraph (c) thereto to read as follows:

                (c) The Company shall use its best efforts to cause (i) the Board of Directors of the Company to be composed of no more than six members; and (ii) each of the audit committee and the compensation committee




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         of the Board of Directors to include as one of its members the
         Purchaser Designee.

         V. Section 7.16 is hereby amended by adding clauses (e) and (f) to the end thereto to read as follows:

                or (e) create, incur or assume Indebtedness of the Company or any of its Subsidiaries, or

                (f) authorize or approve any transaction or series of related transactions resulting in or constituting a Change in Control.

         VI. Section 7.2 is hereby amended by adding to the end of clause (ii) thereof the following:

                , except for any purchase or redemption of shares of Common Stock under the terms of the Option Agreement.

         VII. Section 7.10 is hereby amended by adding a paragraph (v) thereto to read as follows:

                and (v) it will, not later than 30 days prior to the beginning of each fiscal year, submit to the Board of Directors and the Purchaser a detailed operating plan with respect to such fiscal year; such operating plan to include operating, market and competitive information, as well as supporting internal financial statements (including a balance sheet, income statement, a statement of cash flows and cost and expense details), in such form as shall be specified by the Board of Directors.

         VIII. Section 9.1 is hereby amended by deleting the existing provision in its entirety and inserting in lieu thereof the following:

         9.1 Optional Redemption. (a) Subject to the last sentence of this
     Section 9.1(a) and the Purchaser's right of conversion set forth in Section 10, the Company shall have the right, at its sole option and election made in accordance with Section 9.3(d) and subject to Section 9.3(d), to redeem the Notes, in whole but not in part, at the following Redemption Prices (plus accrued and unpaid interest):




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



                                                          Redemption Price
           Year                                          (as % of principal)
           ----                                          -------------------

           1998 ........................................         105%
           1999 ........................................         104%
           2000 ........................................         103%
           2001 ........................................         102%
           2002 ........................................         100%

     Notwithstanding the foregoing, the Company shall have the right to redeem the Notes pursuant to this Section 9.1(a), only if (x) the Current Market Price for the Common Stock is equal to or greater than two times the Initial Conversion Price (subject to appropriate adjustments for stock splits, combinations and similar transactions) for at least 20 consecutive Trading Days prior to delivery of the notice of redemption and (y) the Current Market Price of the Common Stock is equal to or greater than two times the Initial Conversion Price (subject to appropriate adjustments for stock splits, combinations and similar transactions) on the date and at the time of redemption.

         (b) Subject to the Purchaser's right of conversion set forth in
     Section 10, at any time the Current Market Price for the Common Stock is less than two times the Initial Conversion Price (subject to appropriate adjustments for stock splits, combinations and similar transactions), the Company shall have the right, at its sole option and election made in accordance with Section 9.3(d) and subject to Section 9.3(d), to redeem the Notes, in whole but not in part, at the following Redemption Prices (plus accrued and unpaid interest):

                                                          Redemption Price
           Year                                          (as % of principal)
           ----                                          -------------------

           1998 ........................................       112.1%
           1999 ........................................       125.6%
           2000 ........................................       140.8%
           2001 ........................................       157.7%
           2002 ........................................       176.8%

         IX. Section 10.6(b) is hereby amended by adding to the end of the first paragraph thereof the following:

         Notwithstanding the foregoing, in case the Company shall have issued shares of Common Stock or any Convertible Securities after the Closing Date at a price per share (or having a conversion, exercise or exchange price per share) less than the Initial Conversion Price then, and in such event, the Conversion Price in effect on the day immediately prior to such issue shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) that




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



         is equal to such lower price per share (or conversion, exercise or exchange price) applicable to such newly issued shares of Common Stock or Convertible Securities.

     4. Waiver of Adjustment to Conversion Price. The Purchaser hereby waives the adjustment to the Conversion Price, as calculated in accordance with Section 10.6(b), that otherwise would be required by the issuance of the Shares pursuant to the terms of the Stock Purchase Agreement.

     5. Effectiveness. This Amendment shall not become effective unless and until (i) the closing under the Stock Purchase Agreement; provided, that, there shall not exist at that time an Event of Default hereunder (and no event shall have occurred which, with the giving of notice or the passage of time or both, would become an Event of Default) and the Chief Executive Officer of the Company shall have delivered to the Purchaser a certificate attesting to the absence of any such Event of Default or event; and (ii) Michael W. Cox (either singly or together with his spouse) shall have purchased in the aggregate 59,880 shares of Common Stock under terms and conditions reasonably acceptable to the Purchaser.

     6. Effect on Note Purchase Agreement. Except as specifically amended above, the Note Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     7. Governing Law. This Amendment shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York excluding choice of law principles of such State that would require the application of the laws of a jurisdiction other than such State.

     8. Expenses. The Company shall pay (x) all reasonable costs and expenses of Purchaser and each Person who controls the Purchaser (including, without limitation, their respective fees and expenses of their counsel and accountants) (collectively, "Expenses") and (y) indemnify the Purchaser and each Person who controls the Purchaser from all Covered Damages, in each case incurred in connection with the negotiation, execution and delivery of this Amendment and the consummation of the transactions contemplated hereby; provided, that, in no event shall the Company's liability under subclause (x) exceed $40,000.




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


     9. Miscellaneous. The headings in this Amendment are for purposes of reference only and shall not limit or define the meaning hereof. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                     Q-MED, INC.


                                     By:      /s/ MICHAEL COX
                                        --------------------------------
                                        Name:     Michael Cox
                                        Title:    President


                                     GALEN PARTNERS III, L.P.
                                     By:  Claudius, L.L.C.

                                     By:      /s/ BRUCE F. WESSON
                                        --------------------------------
                                        Name:     Bruce F. Wesson
                                        Title:    Senior Managing Member


                                     GALEN PARTNERS INTERNATIONAL III, L.P.
                                     By:  Claudius, L.L.C.

                                     By:      /s/ BRUCE F. WESSON
                                        --------------------------------
                                        Name:     Bruce F. Wesson
                                        Title:    Senior Managing Member


                                     GALEN EMPLOYEE FUND III, L.P.
                                     By:  Wesson Enterprises, Inc.

                                     By:      /s/ BRUCE F. WESSON
                                        --------------------------------
                                        Name:     Bruce F. Wesson
                                        Title:    President




                                       17